EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                 REGISTRATION NO. 333-37980
(To Prospectus dated July 11, 2003)



                [MARKET 2000+ HOLDRS (SM) LOGO] [GRAPHIC OMITTED]


         This prospectus supplement supplements information contained in the prospectus dated July 11, 2003 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table on pages 9 and 10 of the base prospectus shall be replaced with the following:

                                                                                                  Primary
                                                                                     Share        Trading
                              Name of Company (1)                     Ticker        Amounts        Market
           ---------------------------------------------------   --------------- ------------ --------------
           Agere Systems Inc. Class A                                  AGRA        0.043117         NYSE
           Agere Systems Inc. Class B                                  AGRB        1.058252         NYSE
           American International Group, Inc.                          AIG             2            NYSE
           Astrazeneca p.l.c. *                                        AZN             4            NYSE
           AT&T Corp.                                                   T             1.2           NYSE
           AT&T Wireless Services, Inc.                                AWE          1.9308          NYSE
           AVAYA Inc.                                                   AV          0.3333          NYSE
           BellSouth Corporation                                       BLS             5            NYSE
           BP p.l.c. *                                                  BP             3            NYSE
           Bristol-Myers Squibb Company                                BMY             3            NYSE
           BT Group p.l.c.                                             BTY             2            NYSE
           Cisco Systems, Inc.                                         CSCO            3           NASDAQ
           Citigroup Inc.                                               C              3            NYSE
           Comcast Corporation                                        CMCSA          1.941         NASDAQ
           The Coca-Cola Company                                        KO             3            NYSE
           Dell Inc.                                                   DELL            5           NASDAQ
           Deutsche Telekom AG *                                        DT             5            NYSE
           Eli Lilly and Company                                       LLY             2            NYSE
           EMC Corporation                                             EMC             2            NYSE
           Exxon Mobil Corporation                                     XOM             4            NYSE
           France Telecom *                                            FTE             2            NYSE
           General Electric Company                                     GE             3            NYSE
           GlaxoSmithKline p.1.c.                                      GSK             3            NYSE
           Hewlett-Packard Company                                     HPQ             4            NYSE
           Home Depot, Inc.                                             HD             4            NYSE
           Intel Corporation                                           INTC            2           NASDAQ
           International Business Machines Corporation                 IBM             2            NYSE
           JDS Uniphase Corporation                                    JDSU            2           NASDAQ
           Johnson & Johnson                                           JNJ             4            NYSE
           LM Ericsson Telephone Company *                            ERICY           0.9          NASDAQ
           Lucent Technologies Inc.                                     LU             4            NYSE
           McDATA Corporation                                         MCDTA         0.07361        NASDAQ
           Medco Health Solutions                                      MHS          0.3618          NYSE
           Merck & Co., Inc.                                           MRK             3            NYSE
           Microsoft Corporation                                       MSFT            6           NASDAQ
           mmO2 p.l.c.                                                 OOM             2            NYSE
           Morgan Stanley Dean Witter & Co.                            MWD             2            NYSE

                                                                                      (continued on following page)

                                                                                                  Primary
                                                                                     Share        Trading
                              Name of Company (1)                     Ticker        Amounts        Market
           ---------------------------------------------------   --------------- ------------ --------------
           Nippon Telegraph and Telephone Corporation *                NTT             3            NYSE
           Nokia Corp. *                                               NOK             4            NYSE
           Nortel Networks Corporation                                  NT             2            NYSE
           Novartis AG *                                               NVS             5            NYSE
           Oracle Corporation                                          ORCL            4           NASDAQ
           Pfizer Inc.                                                 PFE             4            NYSE
           Qwest Communications International Inc.                      Q              4            NYSE
           Royal Dutch Petroleum Company  *                             RD             3            NYSE
           SBC Communications Inc.                                     SBC             4            NYSE
           Sony Corporation *                                          SNE             2            NYSE
           Sun Microsystems, Inc.                                      SUNW            4           NASDAQ
           Syngenta AG                                                 SYT          1.03860         NYSE
           Texas Instruments Incorporated                              TXN             3            NYSE
           Time Warner Inc.                                            TWX             6            NYSE
           Total Fina Elf S.A. *                                       TOT             2            NYSE
           Toyota Motor Corporation *                                   TM             2            NYSE
           Travelers Property Casualty Corp Class A (1)                TAPa        0.1296129        NYSE
           Travelers Property Casualty Corp Class B (1)                TAPb        0.2662968        NYSE
           Verizon Communications                                       VZ             4            NYSE
           Viacom Inc.-Ci B                                           VIA.B            3            NYSE
           Vodafone Airtouch p.l.c. *                                  VOD             5            NYSE
           Wal-Mart Stores Inc.                                        WMT             4            NYSE
           Zimmer Holdings, Inc.                                       ZMH            0.3           NYSE
           ------------------------------------------

         (1) As a result of the merger of The St. Paul Companies, Inc. and Travelers Property Casualty Corp, the new merged company, St. Paul Travelers Companies, Inc., will replace Travelers Property Casualty Corp Class A and B Common Stock as an underlying constituent of Market 2000+ HOLDRS. For each share held of Travelers Property Casualty Corp. Class A and B Common Stock, shareholders will receive .4334 shares of St. Paul Travelers Companies. Effective April 1, 2004, the share amount of St. Paul Travelers Companies represented by a round-lot of 100 Market 2000+ HOLDRS will be .17158726.


            * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

              The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2004.